Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): March 10, 2003.

USURF America, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-15383	72-1482416
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3333 S. Bannock Street, Suite 790, Englewood, Colorado 80110
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (303) 789-7100

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Form 8-K
USURF America, Inc.

Item 5. Other Events and Regulation FD Disclosure

USURF America, Inc., a Nevada corporation, entered into a common stock purchase agreement (the “Purchase Agreement”) with Fusion Capital Fund II, LLC (“Fusion”). Under the Purchase Agreement, we have the right to sell to Fusion up to $10,000,000 of our common stock over a 25-month period. Under the Purchase Agreement, we have the right to control the timing and amount of stock sold to Fusion. A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.

In connection with the execution of the Purchase Agreement, we and Fusion executed a Registration Rights Agreement, with respect to all of the shares required to be issued by us under the Purchase Agreement. A copy of the Registration Rights Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2.

On March 17, 2003, we are issuing a press release with respect to our agreement with Fusion. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits
(a)	Exhibits:
Exhibit No.	Description
10.1	Common Stock Purchase Agreement between Registrant and Fusion Capital Fund II, LLC.
10.2	Registration Rights Agreement between Registrant and Fusion Capital Fund II, LLC.
99.1	Copy of Press Release dated March 17, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 14, 2003.	USURF AMERICA, INC.

By:	/s/ DOUGLAS O. MCKINNON
Douglas O. McKinnon President and CEO

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EXHIBIT INDEX
Exhibit No.	Description
10.1	Common Stock Purchase Agreement between Registrant and Fusion Capital Fund II, LLC.
10.2	Registration Rights Agreement between Registrant and Fusion Capital Fund II, LLC.
99.1	Copy of Press Release dated March 17, 2003.